INCOME TAXES (Tables)	6 Months Ended
Jun. 30, 2024
INCOME TAXES
Summary of deferred tax assets

	June 30,	December 31,
	2024	2023
Deferred tax assets:
Net operating losses carryforwards	$4,589,082	$2,903,728

Allowance for doubtful accounts of accounts receivable	219,522	193,032
Allowance for doubtful accounts of prepayments	6,566	3,971
Allowance for doubtful accounts of other current assets	4,204	1,668
Less: allowance on deferred tax assets	(4,819,374)	(3,102,399)
	$—	$—